SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report July 31, 2000



                         DUNES HOTELS AND CASINOS INC.

             (Exact name of registrant as specified in its charter)



         New York               1-4385            11-1687244
     (State or other          (Commission      (I.R.S. Employer
       jurisdiction          File Number)       Identification
   of incorporation or                             Number)
      organization)


        4600 Northgate Boulevard, Suite 130, Sacramento, California 95834

               (Address of principal executive offices)(zip code)



       Telephone number of registrant, including area code: (916) 929-2295



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     Item 4. Changes in Registrant's Certifying Accountant.

     Effective July 31, 2000, Dunes Hotels and Casinos Inc.(the "Company") retained Baird BAIRD, KURTZ & DOBSON ("BK&D") as its independent public accountants. On that same date, the Company terminated the engagement of Piercy, Bowler, Taylor & Kern, as its independent public accountants ("Piercy"). The engagement of BK&D was recommended by the audit committee of the Company's Board of Directors and approved by the Board of Directors (the "Board").

     The audit reports of Piercy on the Company's financial statements for each of the past two fiscal years ended December 31, 1999 and December 31, 1998, respectively, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999 and December 31, 1998, respectively, and in the subsequent interim period, there were no disagreements between the Company and Piercy on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Piercy would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the audited financial statements.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999 and December 31, 1998, and in the subsequent interim period, there have been no reportable events (as defined in Item 304(a)(1) of Regulation S-K) with Piercy. During such periods the Company has not consulted BK&D regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1) of Regulation S-K).

     A letter from Piercy is attached as Exhibit 16 to this Form 8-K and incorporated herein by reference.




      Item 7.  Financial Statements and Exhibits.

               A. FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

               B. PRO FORMA FINANCIAL INFORMATION. Not applicable.

               C. EXHIBITS. The following exhibits are filed with this report:

      EXHIBIT  NO.                       TITLE
      ------------                       -----

      16                                 Letter of Piercy, Bowler,Taylor & Kern




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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               DUNES HOTELS AND CASINOS INC.



                               By:
                                   ----------------------------------

                               Name:
                                     --------------------------------

                               Title:
                                      -------------------------------

      Date:   August 8, 2000



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


                                  EXHIBIT INDEX







    EXHIBIT  NO.             TITLE
    ------------             -----

    16                       Letter of Piercy, Bowler, Taylor & Kern






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